INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Juma Technology, LLC

We have audited the accompanying balance sheet of Juma Technology, LLC as of December 31, 2004 and the related statements of income and members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Juma Technology, LLC as of December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Seligson & Giannattasio, LLP
Seligson & Giannattasio, LLP
N. White Plains, New York
March 11, 2005

Juma Technology, LLC.
BALANCE SHEET
December 31, 2004

ASSETS

Current assets:
Cash	$24,355
Accounts receivable	1,041,917
Accounts receivable - related party	32,025
Prepaid equipment	501,210
Other current assets	162,874

Total current assets	$1,762,381

Fixed assets, (net of accumulated depreciation
of $36,576)	157,343

Other asset:
Security deposits	14,729

Total assets	$1,934,453

See notes to financial statements.

Juma Technology, LLC.
BALANCE SHEET
December 31, 2004

LIABILITIES & MEMBERS’ EQUITY

Current liabilities:
Current portion of long-term debt	$35,795
Deferred revenue	130,177
Accounts payable	687,475
Accrued expenses and taxes payable	44,469
Deferred taxes	44,801

Total current liabilities	942,717

Long-term debt:
Long-term debt less current maturities	68,261
Deferred revenue	27,425

Total liabilities	1,038,403

Commitments and contingencies

Members’ equity	896,050

Total liabilities & members’ equity	$1,934,453

See notes to financial statements.

Juma Technology, LLC.
STATEMENT OF INCOME AND MEMBERS’ EQUITY
December 31, 2004

Sales	$5,318,995

Cost of operations	3,105,345

Gross profit	2,213,650

Operating expenses:
Selling expenses	715,379
General expenses	996,815

Total operating expenses	1,712,194

Income from operations	501,456

Interest expense, net	23,762

Income before income taxes	477,694

Income taxes	44,801

Net income	432,893

Contributions from members	459,023

Members’ equity - January 1, 2004	4,134

Members’ equity - December 31, 2004	$896,050

See notes to financial statements.

Juma Technology, LLC.
STATEMENT OF CASH FLOWS
December 31, 2004

OPERATING ACTIVITIES
Net income	$432,893
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	36,576
Deferred taxes	44,801
Changes in operating assets and liabilities:
Accounts receivable	(959,860)
Prepaid equipment	(480,647)
Other current assets	(162,874)
Other assets	(14,729)
Deferred revenue	147,602
Accounts payable	629,493
Accrued expenses	(18,417)

NET CASH FLOWS FROM OPERATING ACTIVITIES	(345,162)

INVESTING ACTIVITIES
Acquisitions of fixed assets	(193,919)

NET CASH FLOWS FROM INVESTING ACTIVITIES	(193,919)

FINANCING ACTIVITIES
Proceeds from long-term debt	124,594
Proceeds from member contributions	459,023
Repayment of long-term debt	(20,538)

NET CASH FLOWS FROM FINANCING ACTIVITIES	563,079

NET CHANGE IN CASH	23,998

CASH- January 1, 2004	357

CASH- December 31, 2004	$24,355

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$23,762

Income taxes paid	$--

See notes to financial statements.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Juma Technology, LLC. (the “Company”), was formed in the State of New York on July 12, 2002. The Company provides communication systems, applications and services to businesses, government agencies and other organizations. The Company’s product offerings include telephony systems that converge voice, data and other traffic across a single unified network, traditional voice communication systems, contact center infrastructure and applications in support of customer relationship management and unified communications applications.

Cash Equivalents

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company derives revenue primarily from the sale and service of communication systems and applications. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is reasonably assured, contractual obligations have been satisfied, and title and risk of loss have been transferred to the customer. Revenue from the sales of products that include installation services is recognized at the time the products are installed, after satisfaction of all the terms and conditions of the underlying customer contract. The Company also derives revenue from maintenance services, including services provided under contracts and on a time and materials basis. Maintenance contracts typically have terms that range from one to five years. Revenue from services performed under maintenance contracts is deferred and recognized ratably over the term of the underlying customer contract or at the end of the contract, when obligations have been satisfied. For services performed on a time and materials basis, revenue is recognized upon performance.

Advertising and Promotion Costs

The Company expenses advertising and promotion costs as incurred. Advertising and promotional costs totaled $9,070 for the year ended December 31, 2004.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Rebates from Vendors

In November 2002, the FASB reached a consensus on EITF Issue No. 02-16."Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor" ("EITF No. 02-16"). EITF No. 02-16 provides that cash consideration received from a vendor is presumed to be a reduction of the prices of the vendor's products or services and should, therefore, be characterized as a reduction in cost of sales unless it is a payment for assets or services delivered to the vendor, in which case the cash consideration should be characterized as revenue, or it is a reimbursement of costs incurred to sell the vendor's products, in which case the cash consideration should be characterized as a reduction of that cost. The Company has reported rebates totaling $259,625 of which $203,625 is reflected as a reduction in cost of operations and $56,000 is reflected as a reduction in general expenses.

Allowance for Bad Debts

Due to the quality of its customers, the Company has historically had no material bad debts. The Company has therefore not provided for an allowance for uncollectible accounts receivable.

Fixed Assets

Fixed assets are recorded at cost. Depreciation is generally provided on a straight-line line method over the estimated useful lives of the various assets as follows:

Office equipment	5 years
Furniture and fixtures	7 years

Maintenance and repairs are expensed as incurred while renewals and betterments are capitalized.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value

The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 2004, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Income Taxes

The Company elected to be taxed as a partnership for Federal and state purposes. In lieu of income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liabilities for Federal and State income taxes have been included in the financial statements. The Company is taxed as an unincorporated business for New York City purposes.

Deferred income taxes arise primarily from the Company’s recognition of income and expense on the cash receipts and disbursements basis for tax purposes and on the accrual basis for financial statement purposes. Income taxes are reported based upon the Company’s adoption of the Statement of Financial Accounting Standards Number 109 “Accounting for Income Taxes”.

Leased Employees

The Company leases substantially all its employees from an unrelated party. In addition to reimbursing the third party for the salaries of the leased employees, the Company is charged a service fee by the third party which is designed to cover the related employment taxes and benefits.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Research and Development Costs

Research and development costs are charged to expense as incurred. Equipment used in research and development with alternative uses is capitalized. Research and development costs include direct costs and payments for leased employees.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company believes that concentration with regards to accounts receivable is limited due to its customer base. The Company did not have any uninsured cash balances at December 31, 2004.

NOTE 2 - FIXED ASSETS

Fixed assets consist of the following at December 31, 2004:

Office equipment	$107,239
Furniture and fixtures	38,647
Trucks	48,033
193,919

Less: accumulated depreciation	36,576
$157,343

Depreciation expense for the year ended December 31, 2004 totaled $36,576.

Fixed assets under capital leases are comprised of $86,450 of office equipment and $19,259 of furniture less accumulated depreciation aggregating $20,041.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 3 - ACCOUNTS RECEIVABLE- RELATED PARTY

The related party is a corporation owned by the spouse of one of the members of the Company. Receivables are derived from services performed on behalf of the related party by the Company.

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following:

	Interest	Due	December 31,
	Rate	Date	2004
Note payable to Ford in monthly
installments of $362, including
interest secured by the related
vehicle	11%	2007	$14,760
Capital lease obligations (Note 5)			89,296
			104,056
Less: current portion			35,795
Non-current portion			$68,261

Long-term debt matures as follows:

Year ended December 31,
2005	$35,795
2006	39,759
2007	28,502
$104,056

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 5- CAPITAL LEASE OBLIGATIONS

CIT Group

The Company leases equipment under capital lease arrangements with CIT Group. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one hundred and one dollar ($101).

The lease dated August 24, 2004 is for telephone and computer equipment. The term of the lease is thirty-six months with monthly payments of $2,687, which is equal to the cost to amortize $86,450 over a 3-year period at an interest rate of 8.372% per annum.

Great America Leasing Corp.

The Company leases furniture under capital lease arrangements with Great America Leasing Corp. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one dollar ($1).

The lease dated September 20, 2004 is for furniture for the Long Island and the New York City offices. The term of the lease is thirty-six months with monthly payments of $717, which is equal to the cost to amortize $19,259 over a 3-year period at an interest rate of 20.13% per annum.

Future minimum lease payments are as follows:

Year Ended
December 31,
2005	$40,846
2006	40,846
2007	20,424
102,116

Less: interest portion	12,820

Present value of net minimum lease payments	89,296
Less: current portion	32,933
$56,363

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 6- INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates in effect in the years in which the differences are expected to reverse. Deferred income tax liability is comprised as follows for the year ended December 31, 2004:

Deferred tax liability:

Effect of cash basis tax filings               $44,801

The Company's income tax expense consists of the following for the year ended December 31, 2004:

Current:
Federal	$--
State and local	--
Deferred:
Federal	--
State and local	44,801

Provision for income taxes	$44,801

The Company has net operating losses totaling approximately $402,000, which it can use to offset income taxable to New York City through 2024.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 7 - MAJOR CUSTOMERS

Revenues to a single customer that exceed ten percent (10%) of total revenues during the year ended December 31, 2004 is as follows:

Customer A                  $642,199

Three customers each accounted for more than 10% of the outstanding accounts receivable at December 31, 2004. The total due from these customers totaled  $421,593.

NOTE 8- MAJOR SUPPLIERS

The Company predominately uses one supplier to purchase their products. This supplier accounted for 90% of total equipment purchased during the calendar year 2004.

NOTE 9- LEASE COMMITMENTS

The Company leases its Long Island and New York City premises, pursuant to two sublease agreements accounted for as operating leases. The lease on the Long Island premises expires January 31, 2005, with an option to extend this sublease until July 31, 2005, with the same terms and conditions. The lease on the New York City premises expires September 29, 2006 under a non-cancelable operating lease.

The Company also has operating leases for office equipment. The operating leases are for forty-eight months and expire September 9, 2008.

The following is a schedule of future minimum rental payments required under all operating leases:

Year Ended
December 31,

2005	$69,805
2006	49,728
2007	6,372
2008	4,779
$130,684

Equipment and facilities rental for the year ended December 31, 2004 was $124,424.

  INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Juma Technology, LLC

We have audited the accompanying balance sheet of Juma Technology, LLC as of December 31, 2005 and the related statements of income and members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Juma Technology, LLC as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Seligson & Giannattasio, LLP
Seligson & Giannattasio, LLP
White Plains, New York
June 15, 2006

Juma Technology, LLC.
BALANCE SHEET
December 31, 2005
ASSETS

Current assets:
Cash	$16,312
Accounts receivable	1,717,754
Accounts receivable - related party	6,025
Note receivable -current	2,556
Prepaid equipment	1,420,589
Other current assets	165,810

Total current assets	$3,329,046

Fixed assets, (net of accumulated depreciation
of $104,292)	606,830

Other asset:
Note receivable, net of current maturities	79,243
Loan receivable - related party	151,151

Security deposits	17,665

Total assets	$4,183,935

See notes to financial statements.

Juma Technology, LLC.
BALANCE SHEET
December 31, 2005

LIABILITIES & MEMBERS’ EQUITY

Current liabilities:
Credit line	$350,000
Loan payable	100,000
Current portion of long-term debt	39,555
Accounts payable	1,676,780
Accrued expenses and taxes payable	30,008
Accrued equipment purchases	744,852
Deferred revenue	130,152
Deferred taxes	13,726

Total current liabilities	$3,085,073

Long-term debt:
Long-term debt less current maturities	31,061

Total liabilities	3,116,134

Commitments and contingencies

Members’ equity	1,067,801

Total liabilities & members’ equity	$4,183,935

See notes to financial statements.

Juma Technology, LLC.
STATEMENT OF INCOME AND MEMBERS’ EQUITY
December 31, 2005

Sales	$7,577,591

Cost of sales	5,011,629

Gross profit	2,565,962

Operating expenses:
Selling	884,305
General and administrative	1,493,967
Interest	53,692

Total operating expenses	2,431,964

Income from operations	133,998

Income tax benefit	(31,075)

Net income	165,073

Contributions from members	6,678

Members’ equity - January 1, 2005	896,050

Members’ equity - December 31, 2005	$1,067,801

See notes to financial statements.

Juma Technology, LLC.
STATEMENT OF CASH FLOWS
December 31, 2005

OPERATING ACTIVITIES
Net income	$165,073
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation	67,717
Deferred taxes	(31,075)
Changes in operating assets and liabilities:
Accounts receivable	(649,837)
Prepaid equipment	(919,379)
Other current assets	(235,886)
Security deposit	(2,936)
Deferred revenue	(27,450)
Accounts payable	989,305
Accrued expenses	730,391

NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	85,923

INVESTING ACTIVITIES
Acquisitions of fixed assets	(517,204)

NET CASH FLOWS USED BY INVESTING ACTIVITIES	(517,204)

FINANCING ACTIVITIES
Proceeds from credit line	350,000
Proceeds from loan	100,000
Proceeds from member contributions	6,678
Repayment of long-term debt	(33,440)

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	423,238

NET CHANGE IN CASH	(8,043)

CASH- January 1, 2005	24,355

CASH- December 31, 2005	$16,312

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$50,359

Income taxes paid	$--

See notes to financial statements.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Juma Technology, LLC. (the “Company”), was formed in the State of New York on July 12, 2002. The Company provides communication systems, applications and services to businesses, government agencies and other organizations. The Company’s product offerings include telephony systems that converge voice, data and other traffic across a single unified network, traditional voice communication systems, contact center infrastructure and applications in support of customer relationship management and unified communications applications.

Cash Equivalents

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company derives revenue primarily from the sale and service of communication systems and applications. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is reasonably assured, contractual obligations have been satisfied, and title and risk of loss have been transferred to the customer. Revenue from the sales of products that include installation services is recognized at the time the products are installed, after satisfaction of all the terms and conditions of the underlying customer contract. The Company also derives revenue from maintenance services, including services provided under contracts and on a time and materials basis. Maintenance contracts typically have terms that range from one to five years. Revenue from services performed under maintenance contracts is deferred and recognized ratably over the term of the underlying customer contract or at the end of the contract, when obligations have been satisfied. For services performed on a time and materials basis, revenue is recognized upon performance of the services. The Company also earns commissions on maintenance contracts. Revenues are recognized on the commissions over the term of the related maintenance contract.

Advertising and Promotion Costs

The Company expenses advertising and promotion costs as incurred. Advertising and promotional costs totaled $30,341 for the year ended December 31, 2005.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Rebates from Vendors

In November 2002, the FASB reached a consensus on EITF Issue No. 02-16."Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor" ("EITF No. 02-16"). EITF No. 02-16 provides that cash consideration received from a vendor is presumed to be a reduction of the prices of the vendor's products or services and should, therefore, be characterized as a reduction in cost of sales if the rebate is a payment for assets or services delivered to the vendor, the cash consideration should be characterized as revenue, or if the rebate is a reimbursement of costs incurred to sell the vendor's products, the cash consideration should be characterized as a reduction of that cost. The Company has reported rebates totaling $470,467 during the year ended December 31, 2005.

Allowance for Bad Debts

Due to the quality of its customers, the Company has historically had no material bad debts. The Company has therefore not provided for an allowance for uncollectible accounts receivable.

Prepaid equipment

The Company purchases various hardware to be installed at its customers’ facilities as part of sales contracts. The Company reflects this equipment as prepaid until such time as the revenue associated with its installation has been recognized.

Fixed Assets

Fixed assets are recorded at cost. Depreciation is generally provided on a straight-line line method over the estimated useful lives of the various assets as follows:

Office equipment	5 years
Furniture and fixtures	7 years

Maintenance and repairs are expensed as incurred while renewals and betterments are capitalized.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value

The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 2005, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Income Taxes

The Company elected to be taxed as a partnership for Federal and state purposes. In lieu of income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liabilities for Federal and State income taxes have been included in the financial statements. The Company is taxed as an unincorporated business for New York City purposes.

Deferred income taxes arise primarily from the Company’s recognition of income and expense on the cash receipts and disbursements basis for tax purposes and on the accrual basis for financial statement purposes. Income taxes are reported based upon the Company’s adoption of the Statement of Financial Accounting Standards Number 109 “Accounting for Income Taxes”.

Leased Employees

The Company leases substantially all its employees from an unrelated party. In addition to reimbursing the third party for the salaries of the leased employees, the Company is charged a service fee by the third party which is designed to cover the related employment taxes and benefits.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Research and Development Costs

Research and development costs are charged to expense as incurred. Equipment used in research and development with alternative uses is capitalized. Research and development costs include direct costs and payments for leased employees. There were no research and development cost during the year ended December 31, 2005.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company believes that concentration with regards to accounts receivable is limited due to its customer base. The Company did not have any uninsured cash balances at December 31, 2005, although, from time to time during the year, the Company’s cash balances may have exceeded the insured limits.

NOTE 2 - FIXED ASSETS

Fixed assets consist of the following at December 31, 2005:

Office equipment	$611,199
Furniture and fixtures	38,647
Trucks	61,276
711,122
Less: accumulated depreciation	104,292

$606,830

Depreciation expense for the year ended December 31, 2005 totaled $67,717.

Fixed assets under capital leases are comprised of $86,450 of office equipment and $19,259 of furniture less accumulated depreciation aggregating $40,083.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 3 - NOTE RECEIVABLE

The Company entered into a note agreement with one of its customers for the sale and lease of certain equipment. The note which totaled $82,059 and incurs interest at the rate of 7% per annum, call for 48 monthly payments of $588, 10 payments of $3,922 and 4 payments of $9,286. The note receivable matures as follows:

Year ended December 31,
2006	$2,556
2007	1,563
2008	1,675
2009	48,470
2010	27,535

$81,799

NOTE 4- CREDIT LINE

During March 2005, the Company obtained a $350,000 credit line that bears interest at 0.5% above the prime interest rate. The credit line requires an annual 30 day clean up provision and can be converted into a three year term note at the bank’s discretion. At December 31, 2005 the entire amount of the credit line was outstanding and the weighted average interest rate was 7.375%. The credit line is guaranteed by members of the Company. The Company is currently not in compliance with one of the covenants of the credit line. The lender has not sought to exert any of its rights pertaining to the Company’s noncompliance. The Company and the lender are currently negotiating to change several of the terms of the line.

NOTE 5 - LONG-TERM DEBT

Long-term debt consists of the following:

	Interest	Due	December 31,
	Rate	Date	2005
Note payable to Ford in monthly
installments of $362, including
interest secured by the related
vehicle	11%	2007	$11,899

Capital lease obligations (Note 6)			58,717

			70,616
Less: current portion			39,555

Non-current portion			$31,061

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 5 - LONG-TERM DEBT (continued)

Long-term debt matures as follows:

Year ended December 31,
2006	$39,555
2007	31,061
$70,616

NOTE 6- CAPITAL LEASE OBLIGATIONS

CIT Group

The Company leases equipment under capital lease arrangements with CIT Group. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one hundred and one dollars ($101).

The lease which is dated August 24, 2004 is for telephone and computer equipment. The term of the lease is thirty-six months with monthly payments of $2,687, which is equal to the cost to amortize $86,450 over a 3-year period at an interest rate of 8.372% per annum.

Great America Leasing Corp.

The Company leases furniture under capital lease arrangements with Great America Leasing Corp. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one dollar ($1).

The lease dated September 20, 2004 is for furniture for the Long Island and the New York City offices. The term of the lease is thirty-six months with monthly payments of $717, which is equal to the cost to amortize $19,259 over a 3-year period at an interest rate of 20.13% per annum.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 6- CAPITAL LEASE OBLIGATIONS (continued)

Future minimum lease payments are as follows:

Year Ended December 31,
2006	$40,846
2007	23,111
63,957
Less: interest portion	5,240

Present value of net minimum lease payments	58,717
Less: current portion	36,362
$22,355

NOTE 7- INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates in effect in the years in which the differences are expected to reverse. Deferred income tax liability is comprised as follows for the year ended December 31, 2005:

Deferred tax liability:

               Effect of cash basis tax filings               $13,726

The Company's income tax expense consists of the following for the year ended December 31, 2005:

Current:
Federal	$--
State and local	--
Deferred:
Federal	--
State and local	(31,075)

Provision for income taxes	$(31,075)

The Company has net operating losses totaling approximately $195,000, which it can use to offset income taxable to New York City through 2025.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 8 - MAJOR CUSTOMERS

Revenues to a single customer that exceed ten percent (10%) of total revenues during the year ended December 31, 2005 is as follows:

Customer A     $801,816

One customer accounted for more than 10% of the outstanding accounts receivable at December 31, 2005. The total due from this customer was $801,816.

NOTE 9 - MAJOR SUPPLIERS

The Company predominately uses one supplier to purchase their products. This supplier accounted for 90% of total equipment purchased during the calendar year 2005.

NOTE 10- LEASE COMMITMENTS

The Company leases its Long Island and New York City premises, pursuant to two sublease agreements accounted for as operating leases. The lease on the Long Island premises expired on July 31, 2005. Since July 31, 2005 the Company has been subletting the premises on a month to month basis until such time as the Company provides 30 day written notice that it is vacating the premises or April 31, 2008. The lease on the New York City premises expires September 29, 2006 under a non-cancelable operating lease.

The Company also has operating leases for office equipment. The operating leases are for forty-eight months and expire September 9, 2008.

The following is a schedule of future minimum rental payments required under all operating leases:

Year Ended
December 31,

2006	$49,728
2007	6,372
2008	4,779
$60,879

Equipment and facilities rental for the year ended December 31, 2005 was $219,125.

Juma Technology, LLC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 11- RELATED PARTY TRANSACTIONS

Loan Receivable

Throughout 2005, the Company made interest-free advances to Toledo Property, LLC (“Toledo”), an entity owned by members of the Company. The advances were primarily used for the acquisition and improvements made to a building now owned by Toledo and leased to the Company (see below).

Facilities Lease

The Company moved into its new facilities on June 1, 2006. As of the date of the financial statements, the Company has not finalized its lease for these facilities with Toledo. The Company is in the process of determining from unrelated third parties what the current market value is for such space. The Company anticipates entering into a ten year lease at the market rate being determined.

Juma Technology, LLC.
Balance Sheets (Unaudited)
September 30, 2006 and 2005

	2006	2005
ASSETS
Current assets:
Cash	$126,481	$74,105
Accounts receivable	2,417,151	917,939
Accounts receivable - related party	-	6,025
Note receivable - current	1,898	1,838
Prepaid equipment	1,276,033	1,187,237
Other current assets	209,983	33,841
Total current assets	4,031,546	2,220,985

Fixed assets, (net of accumulated depreciation of $225,202 and $73,215, respectively)	842,822	436,131

Other assets:
Note receivable, net of current maturities	80,002	80,966
Loan receivable - related party	333,265	153,100
Security deposits	18,117	16,987
Total assets	$5,305,752	$2,908,169

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Credit line	$350,000	$305,000
Notes payable	152,901	-
Loans payable	831,573	-
Loan payable - related party	-	120,000
Current portion of long-term debt	69,269	38,412
Accounts payable	1,474,295	1,220,379
Accrued expenses and taxes payable	235,218	89,036
Deposits	1,070,908	17,857
Deferred revenue	121,926	88,709
Deferred taxes	20,350	13,726
Total current liabilities	4,326,440	1,893,119

Long-term debt, net of current maturities	137,762	41,954

Commitments and contingencies

Members’ equity	841,550	973,096
Total liabilities and members’ equity	$5,305,752	$2,908,169

See notes to Financial Statements.

Juma Technology, LLC.
Statement of Operations and Members’ Equity (Unaudited)
Three and Nine Months Ended September 30, 2006 and 2005

	Three months ended	Three months ended	Nine months ended	Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005

Sales	$2,156,964	$1,284,045	$6,746,119	$4,871,431
Cost of goods sold	1,652,375	1,076,909	4,389,929	3,221,964
Gross margin	504,589	207,136	2,356,190	1,649,467

Operating expenses:
Selling	269,342	304,656	832,631	712,626
General and administrative	562,820	200,688	1,437,359	822,195
Total operating expenses	832,162	505,344	2,269,990	1,534,821

(Loss) income from operations	(327,573)	(298,208)	86,200	114,646

Interest expense, (net)	20,623	(234)	54,220	34,008

(Loss) income before income taxes	(348,196)	(297,974)	31,980	80,638
(Benefit) provision for income taxes	(4,517)	(105,907)	6,624	(31,075)

Net (loss) income	$(343,679)	$(192,067)	25,356	111,713

Distributions to members			(251,607)	(34,667)
Members equity - beginning			1,067,801	896,050

Members equity - ending			$841,550	$973,096

See notes to Financial Statements.

Juma Technology, LLC.
Statements of Cash Flows (Unaudited)
September 30, 2006 and 2005

	2006	2005
Operating Activities
Net income	$25,356	$111,713
Adjustments to reconcile net income to net cash (used) provided by operating activities:
Depreciation	122,565	36,639
Deferred taxes	6,624	(31,075)
Changes in operating assets and liabilities:
Accounts receivable	(693,372)	149,978
Prepaid equipment	144,556	(686,027)
Notes receivable	(101)	(82,804)
Other current assets	(44,173)	129,033
Security deposit	(452)	(2,258)
Accounts payable	(202,485)	532,904
Accrued expenses	(539,642)	44,567
Deferred revenue	1,062,682	(51,036)
Net cash flows (used) provided by operating activities	(118,442)	151,634

Investing Activities
Acquisition of fixed assets	(186,370)	(315,427)
Net cash flows used by investing activities	(186,370)	(315,427)

Financing Activities
Proceeds from credit line	-	305,000
Proceeds from loan	731,573	120,000
Proceeds from note	152,901	-
Loan - related party	(182,114)	(153,100)
Distributions to members	(251,607)	(34,667)
Repayment of long-term debt	(35,772)	(23,690)
Net cash flows provided by financing activities	414,981	213,543

Net change in cash	110,169	49,750
Cash, beginning of year	16,312	24,355
Cash, end of year	$126,481	$74,105

Supplemental Cash Flow Information:
Interest paid	$55,265	$34,011
Income taxes paid	$-	$-
Non cash investing and financing activity:
Acquisition of fixed assets through capital lease	$172,187	$-

See notes to Financial Statements.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Juma Technology, LLC. (the “Company”), was formed in the State of New York on July 12, 2002. The Company provides communication systems, applications and services to businesses, government agencies and other organizations. The Company’s product offerings include telephony systems that converge voice, data and other traffic across a single unified network, traditional voice communication systems, contact center infrastructure and applications in support of customer relationship management and unified communications applications.

Cash Equivalents

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company derives revenue primarily from the sale and service of communication systems and applications. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable, collectibility is reasonably assured, contractual obligations have been satisfied, and title and risk of loss have been transferred to the customer. Revenue from the sales of products that include installation services is recognized at the time the products are installed, after satisfaction of all the terms and conditions of the underlying customer contract. The Company also derives revenue from maintenance services, including services provided under contracts and on a time and materials basis. Maintenance contracts typically have terms that range from one to five years. Revenue from services performed under maintenance contracts is deferred and recognized ratably over the term of the underlying customer contract or at the end of the contract, when obligations have been satisfied. For services performed on a time and materials basis, revenue is recognized upon performance of the services. The Company also earns commissions on maintenance contracts. Revenues are recognized on the commissions over the term of the related maintenance contract.

Advertising and Promotion Costs

The Company expenses advertising and promotion costs as incurred. Advertising and promotional costs totaled $6,292 and $8,505 for the three months ended September 30, 2006 and 2005, respectively and $9,207 and $9,368 for the nine months ended September 30, 2006 and 2005, respectively.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Rebates from Vendors

In November 2002, the FASB reached a consensus on EITF Issue No. 02-16."Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor" ("EITF No. 02-16"). EITF No. 02-16 provides that cash consideration received from a vendor is presumed to be a reduction of the prices of the vendor's products or services and should, therefore, be characterized as a reduction in cost of sales if the rebate is a payment for assets or services delivered to the vendor, the cash consideration should be characterized as revenue, or if the rebate is a reimbursement of costs incurred to sell the vendor's products, the cash consideration should be characterized as a reduction of that cost. The Company has reported rebates totaling $133,354 and $7,413 for the three months ended September 30, 2006 and 2005, respectively and $358,842 and $200,873 for the nine months ended September 30, 2006 and 2005.

Allowance for Bad Debts

Due to the quality of its customers, the Company has historically had no material bad debts. The Company has therefore not provided for an allowance for uncollectible accounts receivable.

Prepaid equipment

The Company purchases hardware to be installed at its customers’ facilities as part of sales contracts. The Company reflects this equipment as prepaid until such time as the revenue associated with its installation has been recognized.

Fixed Assets

Fixed assets are recorded at cost. Depreciation is generally provided on a straight-line line method over the estimated useful lives of the various assets as follows:

Office equipment	5 years
Furniture and fixtures	7 years

Maintenance and repairs are expensed as incurred while renewals and betterments are capitalized.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value

The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at September 30, 2006 and 2005, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Income Taxes

The Company elected to be taxed as a partnership for Federal and state purposes. In lieu of income taxes, the members of a limited liability company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liabilities for Federal and State income taxes have been included in the financial statements. The Company is taxed as an unincorporated business for New York City purposes.

Deferred income taxes arise primarily from the Company’s recognition of income and expense on the cash receipts and disbursements basis for tax purposes and on the accrual basis for financial statement purposes. Income taxes are reported based upon the Company’s adoption of the Statement of Financial Accounting Standards Number 109 “Accounting for Income Taxes”.

Leased Employees

The Company leases substantially all its employees from an unrelated party. In addition to reimbursing the third party for the salaries of the leased employees, the Company is charged a service fee by the third party which is designed to cover the related employment taxes and benefits.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Research and Development Costs

Research and development costs are charged to expense as incurred. Equipment used in research and development with alternative uses is capitalized. Research and development costs include direct costs and payments for leased employees. There were no research and development cost during the nine months ended September 30, 2006 and 2005.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company believes that concentration with regards to accounts receivable is limited due to its customer base. The Company did not have any uninsured cash balances at September 30, 2006 and 2005, although, from time to time during the year, the Company’s cash balances may have exceeded the insured limits.

Reclassification

Certain amounts included in 2005 financial statements have been reclassified to conform with the 2006 presentation.

Interim Reporting

Information pertaining to September 30, 2006 and 2005 and for the three and nine months ended September 30, 2006 and 2005 has not been audited.  In the opinion of management, the unaudited interim financial information reflects adjustments consisting only of normal recurring accruals, necessary for a fair presentation.  Results for interim periods are not necessarily indicative of results for a full year.

NOTE 2 - FIXED ASSETS

Fixed assets consist of the following at September 30, 2006 and 2005:

	2006	2005
Office equipment	$661,512	$408,051
Furniture and fixtures	111,421	38,647
Software	171,470	7,509
Leasehold improvements	62,345	-
Trucks	61,276	55,139
	1,068,024	509,346
Less: Accumulated depreciation	225,202	73,215
	$842,822	$436,131

Juma Technology, LLC.
Notes to Financial Statements

NOTE 2 - FIXED ASSETS (Continued)

Depreciation expense for the three months ended September 30, 2006 and 2005 totaled $49,445 and $16,650, respectively and $122,565 and $36,639 for the nine months ended September 30, 2006 and 2005, respectively.

Fixed assets under capital leases are comprised of $98,107 of office equipment and $19,259 of furniture and software of $160,350 for the nine months ended September 30, 2006 and 2005, respectively, less accumulated depreciation of $72,332 and $35,072 for the nine months ended September 30, 2006 and 2005, respectively.

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

	2006	2005
Billed	$975,410	$917,939
Unbilled (costs in excess of billings)	1,441,741	-
	$2,417,151	$917,939

Management expects that the unbilled receivables account will be collected; therefore, no allowance for doubtful accounts has been recorded on this balance. The allowance for doubtful accounts at September 30, 2006 and 2005 was not material. During 2006, there were specific receivables totaling $76,183 which were deemed uncollectible and have been reflected as bad debts.

NOTE 4 - NOTE RECEIVABLE

The Company entered into a note agreement with one of its customers for the sale and lease of certain equipment. The note which totaled $84,108 and incurs interest at the rate of 6.37% per annum, calls for 48 monthly payments of $588, 11 payments of $3,922 and 4 payments of $9,286. The note receivable matures as follows:

September 30,
2007	$1,898
2008	2,022
2009	12,208
2010	65,772
$81,900

NOTE 5 - CREDIT LINE

During March 2005, the Company obtained a $350,000 credit line that bears interest at 0.5% above the prime interest rate. The credit line requires an annual 30 day clean up provision and can be converted into a three year term note at the bank’s discretion. At September 30, 2006 the entire amount of the credit line was outstanding and the weighted average interest rate was 7.735%. The credit line is guaranteed by members of the Company. The Company is currently not in compliance with one of the covenants of the credit line. The lender has not sought to exert any of its rights pertaining to the Company’s noncompliance. The Company and the lender are currently negotiating to change several of the terms of the line.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 6 - NOTES PAYABLE

During May 2006, the Company issued two promissory notes for $75,000 each. Interest on these notes accrue at 2% and the notes mature on or before August 22, 2006 or upon receipt or gross proceeds of at least $250,000 from the sale of any debt or equity securities. During July 2006, the Company received gross proceeds of over $250,000 in debt and triggered the default interest rate of 8% and the holder of the promissory notes has extended the maturity date to December 31, 2006.

NOTE 7 - LOANS PAYABLE

These loans consist of interest free advances from unrelated parties and are expected to convert to stock as a result of a contemplated merger.

NOTE 8 - LONG-TERM DEBT

Long-term debt at September 30, 2006 consists of the following:

Note payable to Ford in monthly installments of $362, including interest secured by the related vehicle. Interest accrues at 11% and the note matures in 2007	$9,538
Capital lease obligations (Note 9)	197,493
207,031
Less: current portion	69,269
Non-current portion	$137,762

Long-term debt matures as follows:

September 30,
2007	$69,269
2008	31,251
2009	34,979
2010	39,144
2011	32,388
$207,031

NOTE 9 - CAPITAL LEASE OBLIGATIONS

CIT Group

The Company leases equipment under capital lease arrangements with CIT Group. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one hundred and one dollars ($101).

The lease which is dated August 24, 2004 is for telephone and computer equipment. The term of the lease is thirty-six months with monthly payments of $2,687, which is equal to the cost to amortize $86,450 over a 3-year period at an interest rate of 8.372% per annum.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 9 - CAPITAL LEASE OBLIGATIONS (continued)

Great America Leasing Corp.

The Company leases furniture under capital lease arrangements with Great America Leasing Corp. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one dollar ($1).

The lease dated September 20, 2004 is for furniture for the Long Island and the New York City offices. The term of the lease is thirty-six months with monthly payments of $717, which is equal to the cost to amortize $19,259 over a 3-year period at an interest rate of 20.13% per annum.

CitiCorp Vendor Finance, Inc.

The Company leases software and computer equipment under capital lease arrangements with CitiCorp Vendor Finance, Inc. The terms and amounts are described below. Pursuant to the lease, the lessor retains actual title to the leased property until the termination of the lease, at which time the property can be purchased for one dollar ($1).

The lease dated June 2, 2006 is for software and computer equipment for the Comapny. The term of the lease is sixty months with monthly payments of $3,770.69, which is equal to the cost to amortize $172,187 over a 5-year period at an interest rate of 11.32% per annum.

Future minimum lease payments are as follows:

September 30,
2007	$78,570
2008	45,248
2009	45,248
2010	45,248
2011	33,937
248,251
Less: interest portion	50,758
Present value of net minimum lease payments	197,493
Less: current portion	59,731
$137,762

NOTE 10 - INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates in effect in the years in which the differences are expected to reverse. Deferred income tax liability is comprised as follows for the nine months ended September 30, 2006 and 2005:

	2006	2005
Deferred tax liability:
Effect of cash basis tax filings	$20,350	$13,726

Juma Technology, LLC.
Notes to Financial Statements

NOTE 10 - INCOME TAXES (continued)

The Company's income tax expense consists of the following:

	Three months ended	Three months ended	Nine months ended	Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005
Current:
Federal	$-	$-	$-	$-
State and local	-	-	-	-
Deferred:
Federal	-	-	-	-
State and local	(4,517)	(105,907)	6,624	(31,075)
(Benefit) provision for income taxes	$(4,517)	$(105,907)	$6,624	$(31,075)

The Company has net operating losses totaling approximately $195,000, which it can use to offset income taxable to New York City through 2025.

NOTE 11 - MAJOR CUSTOMERS

Revenues to a single customer that exceed ten percent (10%) of total revenues during the nine months ended September 30, 2006 and 2005 are as follows:

	2006	2005
Customer A	$1,839,415

Two customers accounted for more than 10% of the outstanding accounts receivable at September 30, 2006 and no customers for 2005.

NOTE 12 - MAJOR SUPPLIERS

The Company predominately uses one supplier to purchase their products. This supplier accounted for more than 90% of total equipment purchased during the nine months ended September 30, 2006 and 2005.

Juma Technology, LLC.
Notes to Financial Statements

NOTE 13 - LEASE COMMITMENTS

The Company leases its Long Island and New York City premises, pursuant to two sublease agreements accounted for as operating leases. Since June 1, 2006 the Company has been subletting its Long Island premises from a related party (see Note 14) on a month to month basis and is planning on executing a lease before December 31, 2006. The lease on the New York City premises expires November 30, 2011 under a non-cancelable operating lease.

The Company also has operating leases for office equipment. The operating leases are for forty-eight months and expire September 9, 2008.

The following is a schedule of future minimum rental payments required under all operating leases:

September 30,
2007	$207,742
2008	216,804
2009	216,804
2010	216,804
2011	216,804
$1,074,958

Equipment and facilities rental for the three and nine months ended September 30, 2006 and 2005 totaled $39,268, $43,491, $134,454 and $123,044, respectively.

NOTE 14 - RELATED PARTY TRANSACTIONS

Loan Receivable

Throughout 2006 and 2005, the Company made interest-free advances to Toledo Realty, LLC (“Toledo”), an entity owned by members of the Company. The advances were primarily used for the acquisition and improvements made to a building now owned by Toledo and leased to the Company (see below).

Facilities Lease

The Company moved into its new facilities on June 1, 2006. As of the date of the financial statements, the Company has not finalized its lease for these facilities with Toledo. Toledo is currently charging the Company on a month to month basis at rates that are deemed to be market rate. Management is in the processes of obtaining third party confirmation of what the current market value is for such space and the Company anticipates entering into a ten year lease, at the market rate, by December 31, 2006.